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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                     FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported): September 21, 2010


                        N-VIRO INTERNATIONAL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


     Delaware                         0-21802                   34-1741211
(State or Other Jurisdiction of  (Commission File Number)     (IRS Employer
Incorporation or Organization)                               Identification No.)


     3450 W. Central Avenue, Suite 328
     Toledo, Ohio                                             43606
  (Address of principal executive offices)                  (Zip Code)

      Registrant's telephone number, including area code:    (419) 535-6374

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM  1.01     ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT

     On September 21, 2010, N-Viro International Corporation (the "Company"), executed Amendment Number 1, effective September 15, 2010 (the "Amendment") to the Purchase Agreement, effective June 29, 2010 (the "Purchase Agreement"), with VC Energy I, LLC of Las Vegas, NV ("VC Energy"). The purpose of the Amendment was to modify certain of the purchase terms in the Purchase Agreement as follows: (i) In the Purchase Agreement, VC Energy had an option to purchase an additional 400,000 shares of the Company's common stock for a one-time payment of $1,000,000 together with an additional 400,000 warrants on or before September 15, 2010. In the Amendment, VC Energy exercised its option to purchase 200,000 shares of the Company's common stock for $500,000 which VC Energy paid for by delivering its unsecured promissory note to the Company for $500,000, payable in installments over a 12 month period, with the first $200,000 of such installments due bi-weekly between September 30, 2010 and December 30, 2010 and the final $300,000 due September 15, 2010. The promissory note provides for acceleration in the event of default and a default interest rate of 8% per annum. The Company also delivered 200,000 warrants to purchase shares of its common stock at an exercise price of $2.50 per share. Under the Amendment, the Company will transfer all 200,000 shares and 200,000 warrants to an Escrow Agent, Hallet & Perrin, P.C., and the shares and warrants will be released ratably to VC Energy as installments payments due the Company are received. In addition, VC Energy's option to purchase the remaining 200,000 shares of the Company's common stock was extended to December 31, 2010 on the same terms as the original Purchase Agreement. The shares were issued in a private transaction pursuant to an exemption under Section 4(2) of the Securities Act of 1933 and Rule 506 of Regulation D.

     Concurrent with the Agreement, the Company will pay Burnham Hill Partners LLC, New York, NY, a placement fee which includes cash, shares of the Company's unregistered common stock and warrants to acquire the Company's unregistered common stock. The shares will be issued in a private transaction pursuant to an exemption under Section 4(2) of the Securities Act of 1933.


ITEM  3.02     UNREGISTERED  SHARES  OF  EQUITY  SECURITIES

     To the extent required by Item 3.02 of Form 8-K, the information contained in or incorporated by reference into Item 1.01 of this Current Report is hereby incorporated by reference into this Item 3.02.


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        N-VIRO INTERNATIONAL CORPORATION

Dated:      September 27, 2010            By:       /s/  James K. McHugh
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                                                    James K. McHugh
                                                    Chief Financial Officer